UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 31, 2013

Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
533 Maryville University Drive
St. Louis, Missouri 63141
(Address of principal executive offices)
Registrant’s telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results Of Operations And Financial Condition.
On May 1, 2013, Energizer Holdings, Inc. (the "Company") issued a press release announcing financial and operating results for its second fiscal quarter ended March 31, 2013 and reaffirmed Adjusted EPS fiscal 2013 guidance and narrowed the range for GAAP EPS fiscal 2013 guidance. This press release, which included the attached unaudited Statement of Earnings for the quarter, is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 29, 2013, John J. McColgan informed the Company that he is retiring from his role as Controller of the Company.  As Controller, Mr. McColgan has served as the Chief Accounting Officer of the Company.  His retirement is currently targeted to be the end of the first fiscal quarter of 2014.  On April 29, 2013, the Board of Directors determined to appoint Brian K. Hamm to succeed Mr. McColgan as the Controller and Chief Accounting Officer of the Company, effective as of Mr. McColgan's retirement.  Currently, Mr. Hamm (age 39) is the Company's Vice President, Global Business Transformation, a position he has held since November, 2012. Mr. Hamm joined Energizer in 2008 and served as Vice President, Global Finance - Energizer Household Products from 2009-2012.

Mr. Hamm received a BS degree in Accountancy from the University of Illinois and earned his Certified Public Accountant designation in 1995.  He began his career with Price Waterhouse from 1995 through 1998.  Prior to joining Energizer, he was the Vice President of Domestic Planning at PepsiAmericas, a soft drink bottler.

Mr. Hamm's compensation in the Controller role has not yet been determined.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
See Exhibit Index.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:  /s/ Daniel J. Sescleifer
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer

Dated: May 1, 2013

EXHIBIT INDEX

Exhibit No.        Description

99.1	Press Release, dated May 1, 2013, Results Of Operations And Financial Condition